UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 9, 2013

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 John Hancock Road, Taunton, MA 02780

(Address of Principal Executive Offices) (Zip Code)

(508) 824-6696

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2013, the Compensation Committee of the Board of Directors of Kopin Corporation (the “Company”) approved three compensation awards for Dr. John C.C. Fan, Chief Executive Officer of Kopin, which became effective May 10, 2013. The compensation awards are summarized as follows:

Dr. Fan received a grant of 300,000 shares of restricted stock under the Company’s 2010 Equity Incentive Plan (the “Plan”) which will vest upon the shipment of newly developed displays, subject to the terms of the Plan and the restricted stock award agreement. The vesting will accelerate under certain circumstances, including upon a change of control of the Company.

Dr. Fan received an additional grant of 150,000 shares of restricted stock under the Plan pursuant to a restricted stock award agreement. The 150,000 shares of restricted stock will vest at the end of the first 10 consecutive trading day period following the grant date during which Kopin Corporation’s common stock trades at a price per share equal to or greater than $6.00.

Dr. Fan received an additional grant of 150,000 shares of restricted stock under the Plan pursuant to a restricted stock award agreement. The 150,000 shares of restricted stock will vest at the end of the first 10 consecutive trading day period following the grant date during which Kopin Corporation’s common stock trades at a price per share equal to or greater than $7.00.

The foregoing description of the material terms of each of the awards does not purport to be a complete description of each of the awards and is qualified in its entirety by reference to the underlying award agreements which are filed as exhibits to this Form 8-K and incorporated herein by reference and the Plan, which is filed with the Company’s Definitive Proxy Statement on Schedule 14 filed on April 5, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Restricted Stock Agreement by and between the Company and John C.C. Fan, dated May 9, 2013 – 300,000 shares of restricted stock

99.2	Restricted Stock Agreement by and between the Company and John C.C. Fan, dated May 9, 2013 – 150,000 shares of restricted stock

99.3	Restricted Stock Agreement by and between the Company and John C.C. Fan, dated May 9, 2013 – 150,000 shares of restricted stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2013

KOPIN CORPORATION

By:	/S/ RICHARD A. SNEIDER
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Restricted Stock Agreement by and between the Company and John C.C. Fan, dated May 9, 2013 – 300,000 shares of restricted stock

99.2	Restricted Stock Agreement by and between the Company and John C.C. Fan, dated May 9, 2013 – 150,000 shares of restricted stock

99.3	Restricted Stock Agreement by and between the Company and John C.C. Fan, dated May 9, 2013 – 150,000 shares of restricted stock